UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

__________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

November 19, 2010
Date of Report
(Date of earliest event reported)

SOCKET MOBILE, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-13810 (Commission File Number)	94-3155066 (IRS Employer Identification No.)

39700 Eureka Drive
Newark, CA 94560
(Address of principal executive offices, including zip code)

(510) 933-3000
 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

As described in the Current Report on Form 8-K of Socket Mobile, Inc. (the "Company"), filed on October 28, 2010, the Company entered into a Securities Purchase Agreement (the "Purchase Agreement") with an accredited investor (the "Investor") for the private placement (the "Transaction") of a Senior Secured Convertible Note (the "Note") having a principal amount of $1,000,000 and a Warrant (the "Warrant") to purchase 500,000 shares of the Company's common stock. The Purchase Agreement was amended as indicated in the Current Report on Form 8-K of the Company, filed on November 8, 2010.

On November 19, 2010, the Company and the Investor amended and restated the Purchase Agreement in its entirety (such restated agreement, the "Amended and Restated Purchase Agreement") and completed the sale of the Note and the Warrant. In connection with the Transaction, the Company entered into (i) a registration rights agreement with the Investor (the "Registration Rights Agreement") and (ii) a security agreement in favor of the collateral agent for the Investor (the "Security Agreement").

As part of the fee paid to the placement agent in the Transaction (the "Placement Agent"), the Company issued a warrant (the "Placement Agent's Warrant") to purchase up to 50,000 shares of the Company's common stock.

The final form of each of the Amended and Restated Purchase Agreement, the Note, the Warrant, the Placement Agent's Warrant, the Registration Rights Agreement and the Security Agreement is attached as an exhibit to this Current Report on Form 8-K. Readers should review those agreements for a complete understanding of the terms and conditions associated with these transactions.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description

10.1	Amended and Restated Securities Purchase Agreement, dated November 19, 2010, between the Company and the Investor (*)

10.2	Senior Secured Convertible Note issued November 19, 2010 by the Company to the Investor (*)

10.3	Warrant for Common Stock issued November 19, 2010 by the Company to the Investor (*)

10.4	Registration Rights Agreement, dated November 19, 2010 between the Company and the Investor (*)

10.5	Security Agreement, dated November 19, 2010 in favor of the Collateral Agent for the Investor (*)

10.6	Warrant for Common Stock issued November 19, 2010 by the Company to the Placement Agent (*)
__________________________________________________
(*) Filed herewith. All of the agreements filed as exhibits to this report contain representations and warranties made by the parties thereto. The assertions embodied in such representations and warranties are not necessarily assertions of fact, but a mechanism for the parties to allocate risk. Accordingly, investors should not rely on the representations and warranties as characterizations of the actual state of facts or for any other purpose at the time they were made or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOCKET MOBILE, INC.

Date: November 22, 2010	By: /s/	David W. Dunlap

Name: David W. Dunlap Vice President, Finance and Administration and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Amended and Restated Securities Purchase Agreement, dated November 19, 2010, between the Company and the Investor (*)

10.2	Senior Secured Convertible Note issued November 19, 2010 by the Company to the Investor (*)

10.3	Warrant for Common Stock issued November 19, 2010 by the Company to the Investor (*)

10.4	Registration Rights Agreement, dated November 19, 2010 between the Company and the Investor (*)

10.5	Security Agreement, dated November 19, 2010 in favor of the Collateral Agent for the Investor (*)

10.6	Warrant for Common Stock issued November 19, 2010 by the Company to the Placement Agent (*)